UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2018
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R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On and effective as of June 24, 2018, R1 RCM Inc. (the “Company”) and Ascension Health entered into a Supplement (the “Supplement”) to the Amended and Restated Master Professional Services Agreement, dated February 16, 2016, by and between the Company and Ascension Health, as amended. Pursuant to the Supplement, the Company will provide revenue cycle management services for physician groups that receive services from Ascension Health’s National Revenue Service Center and other groups associated with Ascension Health hospital systems (the “Medical Group RCM Services”), as contemplated by the term sheet entered into in connection with the acquisition of Intermedix Holdings, Inc. (as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2018). Each such physician group will be required to execute an addendum to the Supplement for those physician groups to receive services under the Supplement. Ascension Health has agreed that the Company may provide services to additional physician groups affiliated with or acquired by Ascension Health over time. The Supplement also provides for the re-badging of certain centrally-based revenue cycle operations employees who support Ascension Health’s physician groups.
Ascension Health will pay the Company: (i) base fees based on a specified percentage of cash collections and (ii) incentive payments equal to a specified percentage of cash collections, then adjusted based on the Company’s performance scores across a series of performance metrics associated with the physician groups’ revenue cycle operations.
The Company also has agreed to meet certain service level standards when managing certain portions of each physician group’s revenue cycle management operations; failure to meet the service level standards will typically result in the payment of a credit to Ascension Health (up to an agreed cap).
Ascension Health is an affiliate of TCP-ASC ACHI Series LLLP, a Delaware series limited liability limited partnership, which entity owns 100% of the Company's issued and outstanding 8.00% Series A Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2018

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer